POWER OF ATTORNEY



	KNOW ALL BY THESE  PRESENTS,
that the undersigned hereby constitutes and appoints Alan K. Austin the undersigned's true and lawful attorney-in-fact to:

		(1)  execute
for  and  on   behalf  of  the   undersigned,   in  the
			undersigned's
capacity  as  a  director  of  Ameritrade  Holding
			Corporation   (the
"Company")  or  as  a  holder   (directly  or
			indirectly) of 10% or
more of the Company's securities,  Forms 3,
			4 and 5 in accordance with
Section 16 of the Securities  Exchange
			Act of 1934, as amended, and
the rules thereunder;

		(2) do and perform any and all acts for and on behalf of the
			undersigned  that may be  necessary  or
desirable to complete and
			execute any such Form 3, 4 or 5 and timely file such form with
			the Securities and Exchange Commission and any stock exchange or
			similar authority; and

		(3)  take any other
action of any type  whatsoever in connection  with
			the foregoing that,
in the opinion of such attorney-in-fact,  may
			be of benefit to, in the
best interest of or legally  required to
			be  done  by  the
undersigned,  it  being  understood  that  the
			documents  executed  by
such  attorney-in-fact  on  behalf of the
			undersigned  pursuant to
this Power of Attorney  shall be in such
			form  and  shall  contain
such  terms  and  conditions  as  such
			attorney-in-fact   may
approve   in   such   attorney-in-fact's
			discretion.

	The
undersigned  hereby  grants to such  attorney-in-fact  full  power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that such attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the
Company assuming, any of the undersigned's responsibilities to comply with
Section 16 of the  Securities  Exchange
Act of 1934, as amended, and the rules thereunder.

	This Power of
Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to such attorney-in-fact.

	IN
WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the date written below.


Date:    April 21, 2004

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								   /s/ Glenn H.
Hutchins
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Glenn H. Hutchins
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